UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): May 6, 2008
La Jolla Pharmaceutical Company
(Exact name of registrant as specified in its charter)

Delaware	0-24274	33-0361285

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6455 Nancy Ridge Drive, San Diego, California		92121

(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code: (858) 452-6600
N/A

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement
Item 8.01. Other Events
Item 9.01. Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
EXHIBIT 1.1
EXHIBIT 5.1
EXHIBIT 10.1

Item 1.01.	Entry into a Material Definitive Agreement.
     On May 6, 2008, La Jolla Pharmaceutical Company (the “Company”) entered into an underwriting agreement (the “Underwriting Agreement”) with UBS Securities LLC and Canaccord Adams Inc., as representatives of the underwriters (collectively, the “Underwriters”), relating to the public offering, issuance and sale of a total of 15,614,834 units (the “Offering”), with each unit consisting of one share of common stock and a warrant to purchase 0.25 shares of common stock, at a price to the public of $1.92125 per unit. The warrants, which represent the right to acquire a total of 3,903,708 shares of common stock, will be exercisable at a price of $2.15 per share and have a five-year term. The Underwriters have agreed to purchase the units from the Company pursuant to the Underwriting Agreement at a purchase price of $1.805975 per unit. The Company has agreed to provide the Underwriters with customary indemnification rights under the Underwriting Agreement.
     The total gross offering proceeds will be approximately $30 million and the offering proceeds to the Company, net of underwriting discounts and commissions and expenses, are expected to be approximately $27.85 million. The Offering is expected to close on or about May 12, 2008, subject to customary closing conditions. The offering is being made pursuant to the Company’s effective shelf registration statements on Form S-3 (Registration No. 333-101499 and Registration No. 333-145009) previously filed with, and declared effective by, the Securities and Exchange Commission.
     The Underwriting Agreement is filed as Exhibit 1.1 to this report and is incorporated herein by reference. The form of warrant to be issued in the Offering is filed as Exhibit 10.1 to this report and is incorporated herein by reference. The description of the terms of each of the Underwriting Agreement and the form of warrant in this report is qualified in its entirety by reference to such exhibits.

Item 8.01.	Other Events.
     Upon the completion of the Offering, the Company also expects to amend its Rights Agreement with American Stock Transfer & Trust Co., dated December 3, 1998, to allow Essex Woodlands Health Ventures Fund VI, L.P. (and its affiliates) to acquire and beneficially own up to 37.2% of our issued and outstanding shares without becoming an “acquiring person” under the agreement and triggering the rights issued thereunder. The Company expects that immediately after the completion of the Offering, Essex Woodlands Health Ventures Fund VI, L.P. (and its affiliates) will beneficially own approximately 36.7% of our total issued and outstanding common stock.

Item 9.01.	Financial Statements and Exhibits.
     (d) Exhibits. The following exhibit is filed with this report on Form 8-K:

Exhibit
Number	Description of Exhibit

1.1	Underwriting Agreement, dated May 6, 2008

5.1	Opinion of Goodwin Procter LLP

10.1	Form of Warrant Agreement

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

La Jolla Pharmaceutical Company
Date: May 7, 2008	By:	/s/ Gail A. Sloan
Gail A. Sloan
Vice President of Finance and Secretary

EXHIBIT INDEX

Exhibit
Number	Description of Exhibit

1.1	Underwriting Agreement, dated May 6, 2008

5.1	Opinion of Goodwin Procter LLP

10.1	Form of Warrant Agreement